Hyzon Motors Business Update HYZON MOTORS | May 6, 2022

FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” the negative of such terms or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements about our business outlook, expected production and deliveries of vehicles, anticipated future contracts and performance under existing contracts, and development of new facilities and partnerships. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Hyzon Motors Inc. (“Hyzon” or the “Company”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Hyzon. These forward-looking statements are subject to a number of risks and uncertainties, including changes risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), the ability to identify additional potential customers and convert them to paying customers, or the ability to manufacture new vehicles, including as a result of disruptions to the supply chain.; and those factors discussed in Hyzon’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2021 under the heading “Risk Factors” section of Hyzon's Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the "SEC") on March 30, 2022, our Amended Registration Statement on Form S-1 filed with the SEC on April 6, 2021, and other documents of Hyzon filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hyzon presently does not know or that Hyzon currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hyzon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Hyzon anticipates that subsequent events and developments will cause Hyzon’s assessments to change. However, while Hyzon may elect to update these forward-looking statements at some point in the future, Hyzon specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hyzon’s assessments as of any date subsequent to the date of this Presentation. 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USE OF PROJECTIONS This Presentation contains projected financial information with respect to Hyzon. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Hyzon’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any filing to be filed by Hyzon with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Hyzon believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hyzon’s financial condition and results of operations. Hyzon believes that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Hyzon’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Hyzon’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. TRADEMARKS AND TRADE NAMES Hyzon owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Hyzon, or an endorsement or sponsorship by or of Hyzon. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Hyzon will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Disclaimer 2

3 Mobility + Hydrogen = Hyzon Mission to revolutionize energy by leveraging our leadership in fuel cell technology and building the hydrogen ecosystem `Mobility Hydrogen • Long history and continued R&D to develop the most powerful, reliable and highest density PEM fuel cell • Focused on commercializing hydrogen fuel cell vehicles in mobility • Continued investment across platform, including power electronics, battery management systems, and e-Axle • Partner and invest with leading companies across the energy value chain to deliver hydrogen • Develop local, scalable, low cost, low-to-negative carbon intensity hydrogen production • Customer-driven buildout of hydrogen ecosystem through network of nodes

Developing the full ecosystem is critical H2 Production H2 Transport / Storage H2 Refuelling Hydrogen Applications (trucks, buses, passenger cars, stationary power, portable power, aviation etc.) 4 • Customer-led local, low- negative CI, scalable and low- cost hydrogen production • Match production to usage, demand management • Local hydrogen production to lower cost of delivered hydrogen • Flexible solutions to cater to evolving demand • Accessible hydrogen fueling infrastructure • Transparent pricing • Cost effective across metrics at parity or better than diesel • Multiple purchase options, including all-in wet leases The Hyzon value proposition across the value chain

5 Hyzon produced its first fuel cell stack and system in the U.S. Validates our proprietary intellectual property and manufacturing capabilities of heavy-duty fuel cells DECOUPLING FROM DIESEL American Trucks TodayAmerican Made, Ahead of Schedule

6 Hyzon Class 8 FCEV hits the road – TTSI trial update  Trial with TTSI in drayage application, transporting containers from Port of Long Beach to local customers or hubs  Driving over the Vincent Thomas bridge faster than diesel trucks  Hyzon FCEV is operating full shifts, complete routes, full loads

7 “For the past 6 weeks, we have demonstrated the Hyzon Fuel Cell Truck and we are pleased with the performance of the truck in our drayage operations. Our drivers like the torque of the truck that is capable to move cargo across both bridges at the Ports with no issues. The truck has minimal vibration which is beneficial towards the driver during a course of 8 to 10 hour per shift.” -Tony Williamson TTSI Director, Compliance & Sustainability

8 Hyzon enables additional zero carbon truck pathways By utilizing existing trucks in customer fleets Hyzon Advantage Mitigate supply-chain challenges Margin accretive Increases TAM Customer Advantage Lead time: 6-9 months vs. 16+ months for new trucks More affordable Sustainable: utilize existing assets Win! Win!

The potential of waste-to-hydrogen: fixed feedstock pricing to produce fuel, alleviating waste challenges

Hydrogen produced from waste solves several problems – waste, CO_2, and localized hydrogen production

22M t[1]

of waste produced per day



5.5M t

Municipal Solid Waste (MSW) per day

16.5M t

Agricultural Waste per day

Input

RAVEN

- ✔ **No combustion.**
- ✔ **No pollutants.**

Output

2M t

of Hydrogen produced per day[1]


H_2

26.7M

barrels of oil equivalent daily[2]

11M t

CO_2 removed per day from oil displaced[3]

[1] Raven SR process expected to produce 1/11 ton hydrogen per ton of waste
[2] Inclusive of a 20% increase of fuel cell efficiency over ICE
[3] Source: EPA

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HYZON

Source: Department of Energy Notes 1. Based on $150/kWh 2. Based on $170/kW for fuel cell. Includes 110kWh battery at $150/kWh and hydrogen storage based on hybrid 350 bar type 4 metal hydride 10 At production scale, fuel cell systems are cost advantaged vs. batteries Class 8 Truck illustrative example Fuel Cell 160 kW Battery 110 kWh Hydrogen Storage Battery 750 kWh ~30% to 50%• Large batteries are needed to power Class 8 trucks for similar range and payload as diesel trucks • While battery prices have reduced significantly over the last decade they have now begun to increase • A fuel cell system costs significantly less than a battery for a BEV Class 8 truck • Additional savings will come from economies of scale over time

Hydrogen infrastructure advantage

Hydrogen refueling offers one to one replacement to existing infrastructure


Number of pumps/outlets
20,000
20,000
251,111
129,143
>12x
>6x
Diesel (1) Pumps
Hydrogen(2) Pumps
180kW (3)
350kW (3)
Battery Charger Capacity

BEV Infrastructure Disadvantages

- Creates a substantial grid burden
- Requires **6-12x** fueling real estate needed vs hydrogen fueling
- Future target of 60-90 minutes to recharge Class 8 vehicle vs refueling time of 10-15 minutes today with diesel or hydrogen
- Commercial megawatt rapid charging infrastructure has a significant cost and additional grid burden

Notes
1. Based on ~2,000 truck stops in the U.S.; assumes 10 lanes per truck stop
2. Assumes time to refuel a diesel truck is the same as a hydrogen fueled FCEV truck at 15 minutes
3. Based on a 550kWh rated battery on a Class 8 truck; recharging times based on charging from 0-100% at rated power for charger

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HYZON

12 Hydrogen production through dispensing ecosystems Hyzon is creating with partners • Hyzon invests in the production step via subsidiary Hyzon Zero Carbon Inc. to lock-in cost structures • Leading partners at each step of the value chain provide non-exclusive flexibility for Hyzon to site and deliver hydrogen to fleets close to demand • Modular scale-up of initial deployments as demand grows, creating network via strong “nodes” Partnered approach to low-cost, low carbon intensity hydrogen delivery to Hyzon fleets across modular production methods

13 Nearing completion of full hydrogen supply lifecycle partnerships in North America; Europe and AUS next in focus Several hydrogen partners in advanced discussions / agreement negotiations across supply lifecycle • Significant partnering agreements signed or in negotiations across North America and Europe • Partnerships with Raven, TC Energy, Woodside, BayoTech, ReCarbon, Transform Materials • Many also include channel partnerships, co-creating demand w/ partner customers Agreement(s) Executed Agreement(s) in Advanced Negotiations

14 Hydrogen hub deployment accelerating driven by customer demand California hydrogen hub network evolution Phase 1 - Foundation • Six hubs in final assessment including hubs in Northern California, Central Valley and Inland Empire, opening a pathway for long-haul skeleton • Creates an ability to service truck refueling from San Diego to north of Sacramento Phase 2 – Customer-led • Expand to additional locations driven by customer to set up the base for long haul network • On the foundation of customer- led “nodes”, ability to incrementally cover the state from San Diego to Sacramento with less than 300 mile spacing between nodes Phase 3 – Hub & Spoke

15 Hyzon Builds Support for Hydrogen Technology with Key Elected Officials Left: Secretary of Transport Buttigieg and Congressman Foster invited Craig Knight to participate in roundtable on workforce development. Above: Congressman Foster and State Senator Elman visit our Bolingbrook, IL facility Earth Day 2022

Financial Review Q1 2022 Sam Chong, Hyzon CFO 16

17 Q1 2022 Financial Results $millions Q1 2022 Revenue $0.4 Operating Expenses: Cost of Revenue Research & Development SG&A $0.4 $6.2 $20.5 Total Operating Expenses $27.1 Total Other Income: $16.2 Income Tax Expense $0.5 Net Loss $(11.0) Non-Controlling Interest $(2.0) Net Loss Attributable to Hyzon $(9.1) Note: Totals may not foot due to rounding

18 $407.3M cash on hand as of March 31, 2021 Advancing our plans to expand our operations globally with an asset light model • Q1 2022 cash usage: • Inventory build up in Europe to procure DAF chassis • SG&A expenses as our operations and teams continue to grow • R&D expense as we increase Hyzon content in vehicle platforms 1 Cash balance as of date Hyzon went public via SPAC Totals may not foot due to rounding December 31, 2021 March 31, 2022 $445.1 $407.3 Cash

19 Analyst Day June 7, 2022 Hyzon Groningen Facility Live Webcast

20 Use of NON-GAAP Financial Information To supplement its condensed consolidated balance sheet and statement of operations and comprehensive loss, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Hyzon Motors Inc. reports EBITDA and Adjusted EBITDA which are non-GAAP financial measures. EBITDA is determined by taking net loss and adding interest, depreciation and amortization. Adjusted EBITDA is determined by taking EBITDA and adding non-cash stock-based compensation expense, change in fair value of private placement warrant liability, change in fair value of earnout liability, change in fair value of equity securities and other special items determined by management. We believe that these non-GAAP measures, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. EBITDA and Adjusted EBITDA are non-GAAP financial measures, see “Non-GAAP Financial Measures” below for important information regarding these non-GAAP financial measures.

21 Non-GAAP Financial Measures The following table reconciles net loss to EBITDA and Adjusted EBITDA (in thousands)